Exhibit 10.2

CONSENT, WAIVER AND AMENDMENT

This CONSENT, WAIVER AND AMENDMENT, dated as of March 8, 2017, (this “Consent”), is entered into by and among the undersigned in connection with that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “PPPFA”), by and among Sears Holdings Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (together with the Company, the “Sears Parties”) and Pension Benefit Guaranty Corporation (“PBGC”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the PPPFA.

WHEREAS, effective December 1, 2016, the Company: (a) amended the Sears Holdings Pension Plan to change the plan year from a calendar year to a plan year commencing December 1, (b) transferred certain benefit liabilities and assets pursuant to 26 U.S.C. § 414(l) from the Sears Holdings Pension Plan to the newly established Sears Holdings Pension Plan 2 (“Plan 2”) and (c) changed the name of the Sears Holdings Pension Plan to Sears Holdings Pension Plan 1 (“Plan 1”). Plan 1 and Plan 2 (which may each be referred to individually as a “Pension Plan”, and together as the “Pension Plans”) each have a plan year that commences on December 1 and ends on November 30.

WHEREAS, the Company has entered into that certain Purchase and Sale Agreement, dated as of January 5, 2017 (as in effect on the date hereof, the “PSA”), by and between the Company and Stanley Black & Decker, Inc., a Connecticut corporation (“Stanley”), pursuant to which, on the terms and conditions set forth therein, Stanley will purchase certain assets and assume certain liabilities related to the Company’s Craftsman business, including the Craftsman brand name and related intellectual property rights from the Company (the “Craftsman Transaction” and such assets and liabilities, the “Craftsman Business & Assets”);

WHEREAS, in connection with the consummation of the Craftsman Transaction, the Company and certain of its Subsidiaries intend to effect certain additional ancillary transactions intended to facilitate the consummation of the Craftsman Transaction (all such ancillary transactions, as separately set forth in that certain side letter between the Company and PBGC, the “Company Side Letter”, and such certain additional ancillary transactions set forth therein, collectively, the “Related Transactions”);

WHEREAS, consummation of the Craftsman Transaction and/or the Related Transactions may be prohibited by the terms of the PPPFA absent the consent of PBGC to such consummation, and the obligations of each of the Company and Stanley under the PSA to consummate the Craftsman Transaction are expressly conditioned upon PBGC providing such consent; and

WHEREAS, PBGC is willing to grant such consent and waive breaches of the PPPFA occasioned by such consummation, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, it is agreed as follows:

1.    Consent.

(a)    Effective upon the occurrence of the Effective Date (as defined below):

(i)    Pursuant to Section 11.06 of the PPPFA, PBGC hereby (A) consents to the consummation of the Craftsman Transaction, all other transactions contemplated by the PSA and the Transaction Documents (as defined in the PSA, the “PSA Transaction Documents”) to the extent listed on Exhibit A attached hereto and the Related Transactions (all of the foregoing, collectively, the “Consent Transactions”), and (B) waives any Forbearance Termination Event, any Material Transaction or any breach of any provision of the PPPFA, in each case that is directly related to and a result of the Consent Transactions; provided however, that for the avoidance of doubt, PBGC does not waive, inter alia, the Forbearance Termination Event set forth in Section 7.06(a)(3) of the PPPFA, which the Company acknowledges exists as of the Effective Date and is continuing;

(ii)    PBGC hereby agrees that the Consent Transactions shall not count against any cap calculation set forth in the definition of “Material Transaction”;

(iii)    PBGC hereby agrees that it shall not initiate an ERISA Section 4042 involuntary termination of either Pension Plan for which the consummation of the Consent Transactions is a material basis; and

(iv)    PBGC hereby agrees that it shall not take any Action (as defined in the PSA), or impose any Liability (as defined in the PSA), with respect to Stanley and its Affiliates (as defined in the PSA) before, on or after the Closing (as defined in the PSA) in respect of (A) the Consent Transactions, (B) any matters relating to the PPPFA, or (C) any Liability of the Company or any of its ERISA Affiliates (as defined in the PSA) under Title IV of ERISA (as defined in the PSA) or Section 412 or Section 430 of the Code (as defined in the PSA) or Section 302 of ERISA whether arising before, on or after the Closing. PBGC further agrees that, effective as of the Closing, the Craftsman Business & Assets shall not be subject to the Springing Lien. Notwithstanding anything to the contrary in this Consent, however, nothing in this Consent will (Y) affect any of PBGC’s rights with respect to any pension plan established or maintained by Stanley or any of its Affiliates (as defined in the PSA); or (Z) impair or limit PBGC’s rights to (1) communicate and confer with Stanley regarding the calculation of the First Contingent Payment (as defined in the PSA) and the Quarterly Contingent Payments (as defined in the PSA) or (2) enforce any rights thereto under the PSA and the other PSA Transaction Documents that are assigned to, encumbered by security interests granted in favor of, and/or otherwise acquired by PBGC or one or more Pension Plans pursuant hereto or otherwise.

(b)    The consents and waivers set forth above shall be effective only in the specific instances and for the specific purposes for which they are given, and such consents and waivers shall not entitle the Sears Parties or Stanley to any other or further consent or waiver in any similar or other circumstances. The consents and waivers set forth above shall be limited precisely as written and shall not be deemed to (i) be a waiver or modification of any other term or condition of the PPPFA or any other Transaction Document (as defined in the PPPFA, and as used herein, the “PPPFA Transaction Documents”) or (ii) prejudice any right or remedy which

PBGC may now have or may have in the future under or in connection with the PPPFA or any PPPFA Transaction Document.

2.    Amendment to PPPFA and the Other PPPFA Transaction Documents. The Company, the other Sears Parties and PBGC hereby agree that the PPPFA and the other PPPFA Transaction Documents shall be amended as follows:

(a)    The second recital, on page 1 of the PPPFA, is amended and restated in its entirety as follows:

The Company is the plan sponsor, as such term is defined in ERISA Section 3(16)(B), of the Sears Holdings Pension Plan 1 (as amended effective December 1, 2016) and the Sears Holdings Pension Plan 2 (effective December 1, 2016) (each a “Pension Plan” and collectively the “Pension Plans”).

(b)    Section 1.01 of the PPPFA is hereby amended as follows:

(i)    By amending and restating the definition of the term “IP Assets” in full to read as follows:

“IP Assets” means all of the IP Subsidiary’s (i) trademarks and intellectual property licenses (including those related to Kenmore and Diehard), and those identified on Exhibit 10-B hereto, and (ii) rights under ancillary agreements to which it is party, all of the foregoing under clauses (i) and (ii) whether currently owned or after-acquired.

(ii)    By inserting the following new definition in appropriate alphabetical order:

“Sale Contribution” shall have the meaning given to it in Section 3.05(i).

(iii)     In the definition of “UBL Documentation” in Section 1.01 of the PPPFA, the reference in such definition to “the Pension Plan” is hereby replaced by “any Pension Plan”.

(c)    Section 3.05(a) of the PPPFA is hereby amended by deleting each of the words “$75 million”, “$25 million” and “$35 million” and replacing each with the words “$15 million”.

(d)    Section 3.05 of the PPPFA is hereby amended by adding the following new subsection (i) at the end thereof:

“(i)    Sales Coupled with Contribution. Sell or transfer REMIC Properties to third-party buyers on arms’-length terms, with the sale proceeds (after deducting all reasonable and documented expenses of such sale) being immediately deposited into the Distribution Account (as defined in the Pooling and Servicing Agreement) and distributed to the Depositor, as Holder, in accordance with Section 5.01 of the Pooling and Servicing Agreement and Section 3.01 hereof; provided, however, that the Depositor shall immediately after each such deposit contribute such cash proceeds to either or both of the Pension Plans on behalf of the Company (such allocation between the Pension Plans to be determined by the Company in its sole discretion) (a “Sale Contribution”), which Sale Contribution to any Pension Plan shall not reduce or count against the minimum required contribution under 26 U.S.C. § 430 for the plan year for which such Sale Contribution is made to such Pension Plan; provided that the Company shall not at any time elect under 26 U.S.C. § 430(f)(6)(B) to create or to increase any prefunding balance (as defined in 26 U.S.C. § 430(f)(6)) of either Pension Plan by using all or part of any Sale Contribution, or all or any portion of any excess described in 26 U.S.C. § 430(f)(6)(B) that is directly or indirectly attributable to any Sale Contribution (it being understood that such election prohibition is continuing and will survive termination of this Agreement).”

(e)    In Subsections (d), (e) and (f) of Section 6.01 of the PPPFA, each reference therein to “the Pension Plan” is hereby replaced by “any Pension Plan”.

(f)    The reference in Section 6.04 of the PPPFA to the “Pension Plan” is hereby replaced by the “Pension Plans”.

(g)    In Clauses (1) and (2) of Subsection 6.08(a) of the PPPFA, each reference therein to “the Pension Plan” is hereby replaced by “any Pension Plan”.

(h)    In Sections 6.10, 7.02 and 7.03 of the PPPFA, each reference therein to “the Pension Plan” is hereby replaced by “any Pension Plan”.

(i)    In Section 7.05 of the PPPFA, the reference therein to “the Pension Plan” is hereby replaced by “a Pension Plan”.

(j)    Clause (3) of Subsection 7.06(a) of the PPPFA is amended and restated in its entirety as follows:

both (A) the Company’s Market Capitalization is less than $1.0 billion on a fully-diluted basis, determined at market close; and (B) either (1) the UBL of the Pension Plans exceeds $625 million; or (2) both (x) the Pension Plans in the aggregate are less than 80% funded on a Termination Basis (disregarding any overfunding on a Termination Basis of either Pension Plan) and (y) the UBL of the Pension Plans in the aggregate is greater than $250 million (disregarding any overfunding on a Termination basis of either Pension Plan); or

(k)    Section 8.01(a) of the PPPFA is amended and restated in its entirety as follows:

The Pension Plans in the aggregate achieve an 85% funded level on a Termination Basis (disregarding any overfunding on a Termination Basis of either Pension Plan) as of the last day of two consecutive plan years of the Pension Plans; provided that the Company may, at any time, provide to PBGC a calculation of each Pension Plan’s funding percentage on a Termination Basis with supporting documentation, and request PBGC’s review thereof and, in such event, PBGC will promptly inform the Company in writing that it agrees or disagrees with any such calculation and, if it disagrees with any such calculation, will simultaneously provide the Company with the UBL Documentation relating to such disagreement and a written explanation of the bases upon which it disagrees. During the period five (5) Business Days after so providing such UBL Documentation and written explanation, PBGC shall, if requested by the Company in writing, meet and confer with the Company (including for either Party, its selected advisors) and address, in good faith, any issues or questions that the Company may, in good faith, have with respect to the UBL Documentation or such disagreement.

(l)    The first sentence of Section 8.01(c) of the PPPFA is amended and restated in its entirety as follows:

The Company completes a standard termination of each Pension Plan.

(m)    In Clause (b) of Section 10.01 of the PPPFA, each reference therein to “the Pension Plan” is hereby replaced by “each Pension Plan”.

(n)    Exhibit 10-B of the PPPFA is hereby amended and restated in full as set forth on Exhibit 10-B hereto.

(o)    Except as otherwise specifically provided herein, each reference in the PPPFA to “the Pension Plan” shall be deemed a reference to either Pension Plan or both, as the context requires.

(p)    Each reference to the “PPPFA” in any other PPPFA Transaction Document shall be deemed a reference to the PPPFA as hereby or hereafter amended.

(q)    Each reference to a “Transaction Document” or “Transaction Documents” in any PPPFA Transaction Document shall be deemed a reference to such “Transaction Document” or the “Transaction Documents”, in each instance as hereby or hereafter amended.

(r)    Each reference in any PPPFA Transaction Document other than the PPPFA to “the Pension Plan” shall be deemed a reference to the Pension Plans.

3.    Consideration. As consideration for the consents, waivers and releases granted herein by PBGC and the amendment to the PPPFA set forth herein, the Company, the other Sears Parties and PBGC (all such consideration from or on behalf of the Company, the other Sears Parties, any other Affiliate of Sears or any person or entity on behalf of any of the foregoing, the “Consideration”) hereby agree as follows:

(a)    (i) Concurrently with the Closing, the Company shall:

(A) first, grant to PBGC pursuant to a security agreement reasonably acceptable to each of PBGC and the Company (the “Security Agreement”), as security for the Secured Obligations and all Pension Plan contributions required by this Consent or law a lien on and security interest in (in each case, senior in priority to all liens other than Schedule 3(b) Permitted Liens) all of the Company’s right, title and interest in and to (1) the Deferred Purchase Price Payment (as defined in the PSA), and (2) all proceeds in any form and whenever arising of the Deferred Purchase Price Payment including, without limitation, any proceeds of proceeds (all of the foregoing, the “DPPP Collateral”) and perfect the security interest granted under the Security Agreement by filing a UCC-1 financing statement with the Secretary of State of the State of Delaware and/or such other UCC filing offices in other jurisdictions as may be reasonably requested by PBGC;

(B) second, immediately following such grant and perfection, irrevocably assign and transfer, subject to such perfected security interest, all of the Company’s right, title and interest in and to the Deferred Purchase Price Payment (as defined in the PSA) to U.S. Bank National Association or other escrow agent selected by PBGC (and reasonably acceptable to the Company), as escrow agent (the “Escrow Agent”), to be held by it in an escrow account (the “Escrow Account”) established solely for the benefit of PBGC; it being the Company’s and PBGC’s mutual intent that upon and after such assignment and transfer, the Company shall have no remaining interest in the Deferred Purchase Price Payment or any other DPPP Collateral whatsoever, whether residual, reversionary or otherwise, except as expressly set forth in this Section 3(a). To the extent an Escrow Agent has not been retained on or prior to the Closing of the Craftsman Transaction, (1) the Company shall irrevocably assign and transfer the Deferred Purchase Price Payment to PBGC as if it were the Escrow Agent, (2) PBGC shall hold the Deferred Purchase Price Payment in accordance with the terms of this Section 3(a) as if it were the Escrow Agent, (3) each of the Company and PBGC shall use commercially reasonable efforts to retain an Escrow Agent in accordance with the terms of this Consent as soon as reasonably practicable thereafter and (4) within three (3) Business Days after the retention of an Escrow Agent in accordance with the terms of this Consent, PBGC shall irrevocably assign and transfer the Deferred Purchase Price Payment to such Escrow Agent to be held in accordance with the terms of this Section 3(a);

(C)    third, cause Stanley to enter into a side letter (the “Stanley Side Letter”) with PBGC providing for, inter alia, Stanley’s irrevocable acknowledgement and agreement that (1) from and after assignment of the Company’s right, title and interest in and to the Deferred Purchase Price Payment to the Escrow Agent or if earlier, to PBGC (as contemplated in Section 3(a)(i)(B)), the Deferred Purchase Price Payment shall be an absolute and unconditional obligation of Stanley, without setoff, counterclaim or deduction of any kind, owing to the Escrow Agent (or PBGC initially, if first assigned the Deferred Purchase Price

Payment, until PBGC re-assigns it to the Escrow Agent) and enforceable by the Escrow Agent for the benefit of PBGC (or initially by PBGC, if first assigned the Deferred Purchase Price Payment, until PBGC re-assigns it to the Escrow Agent), (2) as pertaining to the First Contingent Payment and each Quarterly Contingent Payment (each as defined below), Stanley shall timely make all such payments as required under the PSA and the other PSA Transaction Documents to the Pension Plans on behalf of the Company (pursuant to wire instructions jointly delivered by the Company and PBGC) unless otherwise directed by a notice jointly delivered by the Company and PBGC (or, after the termination of any Pension Plan, delivered by PBGC alone) or by any court of competent jurisdiction; and (3) expressly acknowledging and agreeing that Stanley’s obligations to the Escrow Agent or PBGC, each as applicable, and as set forth in Sections 3(a)(ii)(C)(1)-(2), shall survive and not be impaired by the occurrence of a Springing Lien Event or any consequences thereof (including, without limitation, the dissolution, reorganization, or liquidation of the Company); and

(D)    fourth, cause the PSA and, as applicable, all other PSA Transaction Documents, to be amended to expressly acknowledge PBGC as an intended third party beneficiary thereof as pertaining to the Deferred Purchase Price Payment the First Contingent Payment and the Quarterly Contingent Payment provisions.

(ii)    The Escrow Account shall be governed by an escrow agreement in form and substance as set forth in Exhibit C hereto (the “Consent Escrow Agreement”) inclusive of such account control agreements and other instruments granting and perfecting liens thereon and security interests therein (in each case, senior in priority to all liens other than Schedule 3(b) Permitted Liens) to PBGC as PBGC may reasonably deem necessary. In addition, (A) the Escrow Account shall be under the sole dominion and control of the Escrow Agent, and (B) on a date that is on or after August 16th and on or before September 15th of each of 2017, 2018 and 2019 (each such date, a “Contribution Date”), the Escrow Agent shall transfer an undivided interest of 33-1/3% in the Deferred Purchase Price Payment (each, an “Installment Interest”), in accordance with instructions determined by an independent third party investment bank or other financial institution with similar capabilities (such investment bank or financial institution to be designated by the Company in its sole discretion within 30 days of the Effective Date; provided that the Company may, in its sole discretion, replace such investment bank or financial institution on 30 days’ prior written notice to PBGC) (the “Designated Financial Institution”), to either or both of the Pension Plans by either (1) assigning as an in-kind contribution the applicable Installment Interest to either or both of the Pension Plans or (2) selling any undivided portion of the applicable Installment Interest for cash on or prior to the applicable Contribution Date and contributing 100% of the proceeds of such sale (net of all reasonable and documented out-of-pocket expenses incurred by the Escrow Agent or the Designated Financial Institution in connection with such transaction) and assigning as an in-kind contribution any unsold portion of such Installment Interest to either or both of the Pension Plans; provided, however, that (x) the Designated Financial Institution, in providing instructions to the Escrow Agent regarding any assignment or sale of all or any portion of an Installment Interest, shall be required to make determinations in its sole discretion so as to maximize the value of each Installment Interest based on (I) values that the independent fiduciary for each of the Pension Plans would accept for such an assignment of all or any portion of such Installment Interest, including, without limitation, reductions in value corresponding to the costs to the Company or the Escrow Agent of any additional requirements imposed by the independent fiduciary as conditions to proceeding with the assignment, (II) values based on bona fide offers to purchase all or any portion of such Installment Interest obtained by the Designated Financial Institution (or obtained by the Company and communicated by the Company to the Designated Financial Institution), including, without limitation, reductions in value corresponding to the costs to the Company or the Escrow Agent of any additional requirements imposed by a potential purchaser as conditions to proceeding with the sale, and (III) market data obtained by the Designated Financial Institution (or obtained by the Company and communicated by the Company to the Designated Financial Institution) and (y) all contributions made pursuant to this Section 3(a)(ii) shall be allocated between the Pension Plans by the Designated Financial Institution in its sole discretion so as to preserve fully the ability of the Company under all applicable law to receive and make use of the credits towards required minimum funding obligations set forth in this Consent.

(iii)    The values of either the Installment Interests or the proceeds of a sale thereof as set forth above may be credited towards required minimum funding obligations for either Pension Plan; provided, however, that notwithstanding the foregoing, (A) no such values may be credited towards any required minimum funding obligations for either Pension Plan with a due date before September 15, 2017, (B) the amount that may be credited as of the Contribution Date in 2017 towards required quarterly minimum funding obligations due September 15, 2017 and December 15, 2017 for the plan year beginning December 1, 2016, is the lesser of (1) the value at the Contribution Date of the first Installment Interest or the proceeds of a sale thereof, and (2) 33-1/3% of the value of the Deferred Purchase Price Payment at the Contribution Date in 2017, but calculated using the same methodologies and implicit single discount rate determined assuming the Deferred Purchase Price Payment at Closing is $215,000,000; (C) the amount that may be credited as of the Contribution Date in 2018 towards the required quarterly minimum funding obligations due September 15, 2018 and December 15, 2018 for the plan year beginning December 1, 2017, shall be an amount equal to the entirety of the contributed proceeds of the sale of the second Installment Interest (in the case of a sale) or 33-1/3% of the value of the Deferred Purchase Price Payment on the 2018 Contribution Date (in the case of an assignment); provided that, if the Company elected to create a prefunding balance (as defined in 26 U.S.C. Section 430(f)(6)) for either Pension Plan attributable to the excess, if any, of 3(a)(v)(B)(1) over 3(a)(v)(B)(2)), then the Company may also elect (in accordance with all other applicable requirements for such election) to apply the prefunding balance attributable to such excess against the required quarterly minimum funding obligations due September 15, 2018 and December 15, 2018; (D) the amount that may be credited as of the Contribution Date in 2019 towards required quarterly minimum funding obligations due September 15, 2019 and December 15, 2019 for the plan year beginning December 1, 2018, shall be in an amount equal to the entirety of the contributed proceeds of the sale of the third Installment Interest (in the case of a sale) or 33-1/3% of the value of the Deferred Purchase Price Payment on the 2019 Contribution Date (in the case of an assignment).

(iv)    Furthermore, upon the occurrence of a Springing Lien Event, the Escrow Agent shall automatically, immediately and irrevocably assign any remaining Installment Interests to the Pension Plans, whether in-kind or as otherwise necessary (e.g., cash proceeds thereof), so as to effect a pro rata allocation of the aggregate value of such remaining Installment Interests between the Pension Plans based on PBGC’s then current estimates of the relative underfunding of the Pension Plans on a termination basis. The Company hereby represents, warrants and covenants that, except for Schedule 3(b) Permitted Liens (as defined below), it has not Pledged and will not Pledge or otherwise hypothecate in any way the Deferred Purchase Price Payment or any Installment Interest to any other person or entity;

(b)    Concurrently with the Closing, the Company shall grant, pursuant to the Security Agreement, to PBGC as further security for the Secured Obligations and all Pension Plan contributions required by this Consent or law, a lien (senior in priority to all liens other than “Permitted Liens” as set forth on Schedule 3(b) hereof (the “Schedule 3(b) Permitted Liens”)) on, and security interest in, all of the Company’s right, title and interest in and to (i) the First Contingent Payment, (ii) each Quarterly Contingent Payment and (iii) all proceeds in any form and whenever arising of any of the foregoing set forth in Clauses (i) and (ii) including, without limitation, any proceeds of proceeds (all of the foregoing, the “Royalty Collateral”). For so long as there exists any UBL with respect to either Pension Plan, all payments and proceeds contemplated in this Section 3(b) shall be paid and deposited directly by Stanley into the Pension Plans on behalf of the Company (each such deposit, a “Royalty Contribution”). The Company shall determine at any one or more times, in its sole discretion, the percentage allocation of each Royalty Contribution into each Pension Plan. Except as provided in the next sentence, the entirety of such Royalty Contribution into each Pension Plan (a “Contingent Payment Contribution”) shall be in addition to any minimum required contribution under 26 U.S.C. § 430 for the plan year for which the Contingent Payment Contribution is made to such Pension Plan and the Company shall not at any time elect under 26 U.S.C. § 430(f)(6)(B) to create or to increase any prefunding balance (as defined in 26 U.S.C. § 430(f)(6)) of either Pension Plan by using all or part of any Contingent Payment Contribution, or all or any portion of any excess described in 26 U.S.C. § 430(f)(6)(B) that is directly or indirectly attributable to any Contingent Payment Contribution, it being understood and agreed that such election prohibition is continuing and will survive termination of the PPPFA. Notwithstanding the foregoing, if either (A) the Pension Plans treated in the aggregate have a funding percentage (determined on a Termination Basis) equal to or greater than eighty percent (80%) (disregarding any overfunding on a Termination Basis of either Pension Plan) at the time of any Royalty Contribution or (B) a Royalty Contribution occurs on or after the fifth anniversary of the date of this Consent, then the resulting Contingent Payment Contribution(s) to any Pension Plan(s) may be credited towards any minimum required contribution or used to create or to increase any prefunding balance. The Company hereby represents, warrants and covenants that, except for Schedule 3(b) Permitted Liens, it has not Pledged and will not Pledge or otherwise hypothecate in any way any of its right, title or interest in or to any Royalty Collateral to any other person or entity. At such time as there no longer exists any UBL with respect to either Pension Plan, PBGC shall deliver with the Company a joint notice to Stanley directing Stanley to deposit all payments and proceeds contemplated in this Section 3(b) in accordance with instructions delivered by the Company (acting in its sole discretion). For the avoidance of doubt, the Company expressly acknowledges and agrees that PBGC’s liens on the Royalty Collateral shall survive and not be impaired by the occurrence of a Springing Lien Event or any consequences thereof (including, without limitation, the dissolution, reorganization, or liquidation of the Company);

(c)    (i) The Company shall use commercially reasonable efforts to, promptly following the Closing of the Craftsman Transaction but in no event greater than 60 days thereafter (the “Outside Date”), grant or cause any applicable Subsidiary to grant (in each case, pursuant to a security agreement and/or mortgages reasonably acceptable to each of PBGC and the Company) to PBGC, as security for minimum required contributions to the Pension

Plans with due dates on or before December 31, 2019, and for Secured Obligations in the event that either Pension Plan terminates with a termination date under 29 U.S.C. §1348 that is on or before December 31, 2019, a lien and mortgage (senior in priority to all liens other than those permitted liens as set forth on Schedule 3(c) hereof (the “Schedule 3(c) Permitted Liens”)) on and security interest in all of the Company’s and each such Subsidiary’s right, title and interest in and to (A) real property assets (including, without limitation, the Company’s Kent, WA store, unless such property is subject to Liens other than Schedule 3(c) Permitted Liens) with an aggregate fair market value of at least $100,000,000 (the “Lien Threshold”) (with any store that is currently closed or that the Company plans to close prior to April 1, 2018 appraised on a dark store basis) in the aggregate and (B) all proceeds in any form and whenever arising of any of the foregoing set forth in Clause (A), including, without limitation, any proceeds of proceeds (but excluding, for the avoidance of doubt, proceeds of operations at any real property included in the foregoing) (the “Residual 2019 Contribution Liens”); provided the Company may (but, so long as the Company has used, and continues to use, commercially reasonable efforts to grant Residual 2019 Contribution Liens on real property assets with an aggregate fair market value of at least the Lien Threshold, shall not be required to, but immediately upon ceasing to use such efforts, shall be required to) deliver irrevocable standby letters of credit in form and substance reasonably acceptable to PBGC in place of granting Residual 2019 Contribution Liens (“Residual 2019 Contribution LCs”).

(ii)    For the avoidance of doubt, if either Pension Plan is terminated with a termination date under 29 U.S.C. §1348 that is on or before December 31, 2019, the Residual 2019 Contribution Liens shall also secure the Secured Obligations. The Company shall at its sole expense: (A) pay all filing and recording fees necessary to perfect the liens contemplated in this Section 3(c); (B) prior to the date on which the applicable Residual 2019 Contribution Lien is granted, for each of the real property assets subject to such lien, provide PBGC with a title report that is reasonably satisfactory to PBGC in that it shows no liens other than the Schedule 3(c) Permitted Liens; and (C) prior to the date on which each applicable Residual 2019 Contribution Lien is granted, provide PBGC with an appraisal by an Approved Appraiser of the real property asset to be subjected to such lien. Notwithstanding the foregoing, (1) until Residual 2019 Contribution Liens have been granted on real property assets and/or Residual 2019 Contribution LCs have been delivered with an aggregate fair market value (or, with respect to Residual 2019 Contribution LCs, aggregate face amount) of at least the Lien Threshold (the “2019 Lien Condition”), the RE Subsidiaries shall not be permitted to sell or transfer any REMIC Properties pursuant to Section 3.05(a) of the PPPFA (provided that, if the Company shall fail to use commercially reasonable efforts to cause the 2019 Lien Condition to be satisfied by the Outside Date, the Company shall at no time after the date hereof be permitted to sell or transfer any REMIC Properties pursuant to Section 3.05(a) of the PPPFA) and (2) within three (3) Business Days after the Closing of the Craftsman Transaction, the Company shall cause to be delivered to PBGC one or more irrevocable standby letters of credit, in form and substance reasonably acceptable to PBGC, with an aggregate face amount equal to $15,000,000.00 naming PBGC as a beneficiary and issued by a U.S. national bank selected by the Company and reasonably acceptable to PBGC (the “Security LCs”).

(iii)    PBGC shall not be permitted to draw on the Security LCs unless either (A) either of the conditions in Section 6.08(a)(1) and 6.08(a)(2) of the PPPFA is satisfied or (B) the date of such draw is less than ten (10) Business Days from the expiration date of the

Security LCs (as such date may have been extended). PBGC shall retain all proceeds of any draw on the Security LCs in a segregated account and not apply them for any purpose; provided, however, that upon satisfaction of the condition set forth in Clause (A) of the immediately preceding sentence, PBGC may apply such proceeds to the payment of Secured Obligations. PBGC and the Company agree that (so long as the condition set forth in Clause (A) of the second preceding sentence has not been satisfied) (1) PBGC and the Company shall promptly cause the face amount of the Security LCs to be reduced to $10,000,000.00 (or, if PBGC has already drawn on the Security LCs on such date, shall promptly return to the Company any proceeds of any such draw until the amount of draw proceeds retained by PBGC, together with any undrawn face amount, is no more than $10,000,000.00) at such time as Residual 2019 Contribution Liens shall have been granted on real property assets and/or Residual 2019 Contribution LCs have been delivered with an aggregate fair market value (or, with respect to Residual 2019 Contribution LCs, aggregate face amount) of at least $80,000,000.00 and (2) PBGC shall promptly surrender the Security LCs to the issuer thereof and cause the Security LCs to be cancelled (and, if PBGC has already drawn on the Security LCs on such date, shall promptly return to the Company any proceeds of any such draw) at such time as the 2019 Lien Condition is satisfied.

(iv)    The Company shall give the highest priority to the grant of mortgages on the Kent, WA and City of Industry, CA properties by promptly ordering title reports and using commercially reasonable efforts to finalize all related mortgage documentation as soon as reasonably practicable after the date hereof. For the avoidance of doubt, each of the Company and PBGC hereby acknowledges and agrees that (A) PBGC’s rights to the Security LCs as set forth in this Section 3(c) (including, without limitation, its right to draw thereon and hold and/or dispose of proceeds as provided herein) are in addition to, and not in lieu of PBGC’s rights to the Residual 2019 Contribution Lien and (B) notwithstanding such rights to and under the Security LCs, (1) irreparable injury would occur for which monetary damages would not be an adequate remedy in the event the Company fails to timely perform its agreements and covenants respecting the Residual 2019 Contribution Liens in accordance with the terms of this Consent, and (2) PBGC shall be entitled to specific performance in such event (in addition to its rights respecting the Security LCs and any other remedy under the PPPFA Transaction Documents or at law or in equity); provided that nothing in this Clause (B) shall prohibit the Company from delivering Residual 2019 Contribution LCs in accordance with the terms of this Section 3(c) in order to satisfy its obligations under this Section 3(c).

(d)    Concurrently with the Closing, the Company shall have caused (i) REMIC Counsel to provide to PBGC a bring-down opinion reasonably acceptable to PBGC that the amendments to the PPPFA contemplated by this Consent and the consummation of the transactions contemplated by such amendments and this Consent do not cause REMIC Counsel to alter or withdraw the RE Bring-Down Opinion and (ii) IP Subsidiary Counsel to provide to PBGC a bring-down opinion reasonably acceptable to PBGC that the amendments to the PPPFA contemplated by this Consent and the consummation of the transactions contemplated by such amendments and this Consent do not cause IP Subsidiary Counsel to alter or withdraw the IP Bring-Down Opinion.

4.    Conditions Precedent to Consent. Subject to its terms, this Consent shall become effective on the first date on which each of the following shall have occurred: (i) execution and delivery hereof (or counterparts hereof) by each of the Company, the other Sears Parties and PBGC; (ii) the Consideration transactions as set forth in Sections 3(a), 3(b) and 3(d) (including, without limitation, the Stanley Side Letter and the Company Side Letter) shall be effectuated; and (iii) in the event Clauses (i) and (ii) of this paragraph have been satisfied, no Springing Lien Event shall have then occurred (such first date being the “Effective Date”).

5.    Miscellaneous.

(a)    This Consent shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(b)    This Consent may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Consent by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent.

(c)    This Consent shall be governed by and construed and enforced in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). The terms of Sections 11.02 and 11.04 of the PPPFA are incorporated herein by reference, with any necessary conforming change, and the Parties agree to such terms; provided, however, that notwithstanding anything to the contrary in the PPPFA or this Consent, Section 11.12 of the PPPFA shall not apply to this Consent.

(d)    This Consent shall not be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 11.06 of the PPPFA. After giving effect to this Consent, except as expressly set forth herein, each PPPFA Transaction Document as amended hereby shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Consent shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of PBGC under any PPPFA Transaction Document.

(e)    This Consent is a PPPFA Transaction Document. The Company and each other Sears Party hereby expressly reaffirms that, except as expressly set forth herein, (i) it is bound by all terms of the PPPFA and the other PPPFA Transaction Documents (each as amended hereby) applicable to it and (ii) it is responsible for the observance and full performance of its respective obligations thereunder.

(f)    It is expressly understood and agreed by the parties hereto that (a) this Consent is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the SRC Trust, SRC R.E. and SRC Holdings is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust, SRC R.E. and SRC Holdings, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust, SRC R.E. and SRC Holdings in this Consent and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust, SRC R.E. or SRC Holdings or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust, SRC R.E. or SRC Holdings under this Consent or any other related document.

6.    Notice. The Company agrees to provide PBGC with at least ten (10) days written notice in advance of the effective date of any of the following events involving either Pension Plan:

(a)    a plan merger or spinoff (other than a de minimis plan merger or spinoff);

(b)    a plan consolidation;

(c)    any plan amendment to any Pension Plan; or

(d)    a purchase of irrevocable commitments from one or more insurers with respect to either of the Pension Plans.

7.    Additional Agreements.

(a)    The Company irrevocably acknowledges and agrees that: (i) it will not, without the prior written consent of PBGC, in any way modify or amend (or permit or otherwise consent to such modification or amendment to) either (A) the PSA or any other PSA Transaction Document in any manner adverse to any Pension Plan or PBGC (whether as to timing, amount, form of payment or otherwise) with respect to Stanley’s payment obligations under the PSA in respect of the Deferred Purchase Price Payment, the First Contingent Payment or any Quarterly Contingent Payment or (B) the terms and conditions of such payment obligations; (ii) PBGC is an intended third party beneficiary of the PSA and the other PSA Transaction Documents as pertaining to the Deferred Purchase Price Payment, the First Contingent Payment and the Quarterly Contingent Payment provisions; (iii) any purported modification or amendment to the PSA or any other PSA Transaction Document in violation of Clause (i) of this Paragraph shall be void ab initio and without effect; and (iv) PBGC shall have the right to specific performance pursuant to Section 7(c) hereof to enforce Clauses (i) and (ii) of this Section 7(a) and, without limiting the foregoing, shall be entitled to a judgment annulling (or declaring void ab initio) any purported amendment in violation of either or both such clauses.

(b)    The Company irrevocably acknowledges and agrees that (a) the terms of this Section 7 are hereby incorporated into the PSA (as in effect on the date hereof) and each other PSA Transaction Document (as in effect on the date hereof), (b) the PSA (as in effect on the date hereof) and each other PSA Transaction Document (as in effect on the date hereof) is hereby amended by virtue of such incorporation, (c) in the event of any inconsistency between any terms of this Section 7 and any terms of the PSA or any other PSA Transaction Document, the terms of this Section 7 shall govern, and (d) notwithstanding anything to the contrary in the PSA or any other PSA Transaction Document and notwithstanding such incorporation, under no circumstance whatsoever does PBGC or any Pension Plan have or will any of them have any duties, obligations or liability under the PSA or any other PSA Transaction Document.

(c)    Each of the Company and PBGC hereby acknowledges and agrees that irreparable injury would occur for which monetary damages would not be an adequate remedy in the event it fails to perform its agreements and covenants set forth in this Section 7, including its failure to take all actions necessary to consummate any transactions contemplated by this Section 7, in accordance with the terms hereof, and that each of the Company and PBGC (to the extent permitted by law) shall be entitled to specific performance in such event (in addition to any other remedy hereunder, under any other PPPFA Transaction Document, at law or in equity).

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Controller and Head of Capital Market Activities

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Finance

KCD IP, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS BRANDS, L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[SIGNATURE PAGE TO CONSENT]

SRC DEPOSITOR CORPORATION

By:	/s/ Karen M. Smathers
Name:	Karen M. Smathers
Title:	Vice President, Finance

SRC O.P. CORPORATION

By:	/s/ Karen M. Smathers
Name:	Karen M. Smathers
Title:	Treasurer

[SIGNATURE PAGE TO CONSENT]

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association, not in its individual capacity, but solely as SUBI Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By: SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A,
a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

[SIGNATURE PAGE TO CONSENT]

SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A,
a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ Melissa A. Rosal
Name:	Melissa A. Rosal
Title:	Vice President

[SIGNATURE PAGE TO CONSENT]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name: Karen L. Morris
Title: Chief of Negotiations and Restructuring

[SIGNATURE PAGE TO CONSENT]

ACKNOWLEDGED AND AGREED AS TO SECTIONS 1(a), 3(a), 3(b), 7(a) AND 7(b) HEREOF:

STANLEY BLACK & DECKER, INC.

By:	Corbin Walburger
Name: Corbin Walburger
Title: V.P., Business Development

[SIGNATURE PAGE TO CONSENT]

Exhibit A

Transaction Documents

1.    Purchase and Sale Agreement, dated as of January 5, 2017, between Sears Holdings Corporation and Stanley Black & Decker, Inc.

2.    Acquired IP License Agreement, between Sears Holdings Corporation and Stanley Black & Decker, Inc.

3.    Transition Services Agreement, between Sears Holdings Management Corporation and Stanley Black & Decker, Inc.

4.    Bill of Sale, Assignment and Assumption Agreement, among Sears Holdings Corporation, certain subsidiaries thereof and Black & Decker (U.S.) Inc.

5.    Intellecutal Property Assignment, among Sears Holdings Corporation, certain subsidiaries thereof, Black & Decker, Inc., Stanley Black & Decker, Inc. and Black & Decker (U.S.) Inc.

6.    Officer’s Certificate of Sears Holdings Corporation

7.    Officer’s Certificate of Stanley Black & Decker, Inc.

8.    Statement of Estimated Net Working Capital

9.    Certificates of Non-Foreign Status of Sears Holdings Corporation, Sears Brands Business Unit Corporation, Sears Brands Management Corporation, Sears Holdings Management Corporation and Sears, Roebuck and Co.

All references to any agreement on this schedules shall include a references to all annexes, exhibits and schedules thereto.

Exhibit C

Escrow Agreement

To be reasonably agreed by the Company and PBGC.

Exhibit 10-B

Remaining IP Assets

See attached.

Image	Country	MarkName	Status	Substatus	Application Number	Application Date	Registration Number	Registration Date	Client	Owner	Business Unit	Case Type	Filing Type	Classes	ClassesAndGoods
	United States	KENMORE	REGISTERED	ISSUED	71/539906	11/02/1947	517739	11/22/1949	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: COOKING STOVES, WHICH OPERATE WITH GAS
	United States	KENMORE (Stylized) (v3)	REGISTERED	ISSUED	71/550618	02/27/1948	522973	03/28/1950	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|008|011	007: Electrical goods, namely, vacuum cleaners and parts, food mixers, and food blenders;008: Eletrical goods, namely, irons;011: Electrical goods, namely, ranges, toasters, broilers and grills
	United States	DIE HARD	REGISTERED	ISSUED	72/286556	12/09/1967	858218	10/08/1968	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: AUTOMOBILE STORAGE BATTERY
	United States	KENMORE	REGISTERED	ISSUED	73/158384	02/14/1978	1102052	09/12/1978	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: FREEZERS, REFRIGERATORS, AIR CONDITIONERS AND DEHUMIDIFIERS
	United States	KENMORE	REGISTERED	ISSUED	73/414682	02/24/1983	1275031	04/24/1984	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: WATER HEATERS, WATER SOFTENERS (updated 4/8/14)
	United States	KENMORE	REGISTERED	ISSUED	73/427663	05/27/1983	1282358	06/19/1984	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: Non-Coin Operated Refrigerated Beer Dispenser and Compact Refrigerators
	United States	KENMORE	REGISTERED	ISSUED	73/793846	04/18/1989	1569518	12/05/1989	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: AIR COOLING APPARATUS, NAMELY EVAPORATIVE COOLERS
	United States	KENMORE	REGISTERED	ISSUED	74/072622	06/26/1990	1641183	04/16/1991	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: microwave ovens
	United States	DIEHARD	REGISTERED	ISSUED	74/099621	09/22/1990	1696168	06/23/1992	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	025	025: hats
	United States	KENMORE	REGISTERED	ISSUED	74/194190	08/14/1991	1695957	06/23/1992	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: humidifiers
	United States	DIEHARD	REGISTERED	ISSUED	74/333603	11/24/1992	1781544	07/13/1993	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	025	025: footwear
	United States	KENMORE (STYLIZED WITH ARC)	REGISTERED	ISSUED	75/346404	08/26/1997	2227561	03/02/1999	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|009|011	007: electric sewing machines; non-power sewing machines; dish washing machines; garbage disposals; electric washing machines for clothes; electric clothes dryers; gas clothes dryers;009: vacuum cleaners and parts thereof; electric irons; flat irons; steam irons;011: barbecue grills; electric ranges; range hoods; domestic cooking ovens; commercial cooking ovens; ceiling fans; freezers; refrigerators, air conditioners, dehumidifiers, gas water heaters for domestic use; electric water heaters for domestic use; water softening units for domestic use; compact refrigerators; microwave ovens; humidifiers; household air cleaners; furnaces; central air conditioners; water purification units
	United States	DIEHARD	REGISTERED	ISSUED	75/525906	07/28/1998	2276072	09/07/1999	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: batteries for motorcycles, tractors, marine equipment, namely boats and battery chargers
	United States	KENMORE ELITE & DESIGN	REGISTERED	ISSUED	75/679754	04/13/1999	2414684	12/19/2000	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|011	007: Home appliances, namely, dishwashers, clothes washing machines, and garbage disposals;011: Home appliances, namely, domestic and commercial cooking ovens, microwave ovens for cooking, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops
	United States	KENMORE	REGISTERED	ISSUED	76/105205	08/09/2000	2475811	08/07/2001	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: REPAIR AND REPLACEMENT PARTS FOR HOME APPLIANCES, NAMELY, ELECTRIC CLOTHES DRYERS, GAS CLOTHES DRYERS, DOMESTIC AND COMMERCIAL COOKING OVENS, MICROWAVE OVENS FOR COOKING, FREEZERS, REFRIGERATORS, GAS AND ELECTRIC STOVES, GAS AND ELECTRIC RANGES, AND GAS AND ELECTRIC COOKTOPS
	United States	DIEHARD (Stylized)	REGISTERED	ISSUED	76/346448	12/08/2001	2628203	10/01/2002	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	025	025: Clothing, namely, hats and work boots
	United States	DIEHARD (Stylized)	REGISTERED	ISSUED	76/346449	12/08/2001	2677217	01/21/2003	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Batteries, namely batteries for motorcycles, tractors, wheel chairs, marine equipment, namely boats, and battery chargers
	United States	DIEHARD PLATINUM	REGISTERED	ISSUED	77/012884	10/04/2006	3412083	04/15/2008	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Automotive batteries
	United States	DIEHARD PLATINUM	REGISTERED	ISSUED	77/013360	10/05/2006	3828624	08/03/2010	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Batteries
	United States	KENMORE PRO	REGISTERED	ISSUED	77/149703	04/06/2007	3470307	07/22/2008	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|011	007: Dishwashers, clothes washing machines, garbage disposals;011: domestic cooking ovens, commercial cooking ovens, microwave ovens for cooking, freezers, refrigerators, gas stoves, electric stoves, gas ranges, electric ranges, gas cooktops, electric cooktops
	United States	DIEHARD	REGISTERED	ISSUED	77/156285	04/14/2007	3355910	12/18/2007	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: batteries, namely, rechargeable batteries; battery charger stations (updated 6/23/14)
	United States	KENMORE (Stylized with Square and Waves Design)	REGISTERED	ISSUED	77/503363	06/20/2008	3944713	04/12/2011	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|011|021	007: Dishwashing machines; washing machines for clothes; electric clothes washing machines; electric sewing machines; non-power sewing machines; coin operated clothes washing machines; and small kitchen appliances, namely, electric food blenders, electric food processors, electric mixers, electric can openers; repair and replacement parts for dishwashers and washing machines for clothes, electric sewing machines, non-power sewing machines, vacuum cleaners and garbage disposals; vacuum cleaners and structural parts therefore; and trash compactors;011: Clothes dryers, domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heating heat pumps; solar powered water heaters; water softener units; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbecue grills; range hoods; oven range hoods; ceiling fans; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; fitted barbecue grill covers; gas and electric grills; grill accessories, namely, fitted grill covers; refrigeration equipment, namely, wine chillers, cookware, namely, electric tea kettles, griddles and food steamers; repair and replacement parts for home appliances, namely, electric clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; small kitchen appliances, namely, bread baking machines, toasters and toaster ovens, electric coffee makers, electric slow cookers, electric waffle makers and water coolers;021: Cookware, namely, pots, pans, roasting pans, double boilers and stock pots
	United States	KENMORE ELITE & DESIGN (HORIZONTAL)	REGISTERED	ISSUED	77/503373	06/20/2008	3944714	04/12/2011	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|011|021	007: Dishwashing machines; washing machines for clothes; electric clothes washing machines; electric sewing machines; non-power sewing machines; coin operated clothes washing machines; and small kitchen appliances, namely, electric food blenders, electric food processors, electric mixers, electric can openers; repair and replacement parts for dishwashers and washing machines for clothes, electric sewing machines, non-power sewing machines, vacuum cleaners and garbage disposals; vacuum cleaners and structural parts therefor; and trash compactors;011: Clothes dryers, domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heating heat pumps; solar powered water heaters; water softener units; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbecue grills; range hoods; oven range hoods; ceiling fans; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; fitted barbecue grill covers; gas and electric grills; grill accessories, namely, fitted grill covers; refrigeration equipment, namely, wine chillers, cookware, namely, electric tea kettles, griddles and food steamers; repair and replacement parts for home appliances, namely, electric clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; small kitchen appliances, namely, bread baking machines, toasters and toaster ovens, electric coffee makers, electric slow cookers, electric waffle makers and water coolers;021: Cookware, namely, pots, pans, roasting pans, double boilers and stock pots
	United States	KENMORE PRO & DESIGN (HORIZONTAL)	REGISTERED	ISSUED	77/503381	06/20/2008	4210288	09/18/2012	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	007|011	007: Dishwashing machines; repair and replacement parts for dishwashers (updated 9/24/12);011: Domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; refrigerators; range hoods, oven range hoods; repair and replacement parts for home appliances, namely, domestic and commercial cooking ovens, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops (updated 9/24/12)
	United States	LIFE DEMANDS DIEHARD	REGISTERED	ISSUED	77/745828	05/28/2009	4115308	03/20/2012	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	035	035: Retail store services featuring batteries and automotive parts; distributorship services featuring batteries and automotive parts
	United States	KENMOREMIX!	REGISTERED	ISSUED	77/767388	06/25/2009	4091388	01/24/2012	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007	007: Home appliances, namely, mixers
	United States	DIEHARD	REGISTERED	ISSUED	77/840248	10/03/2009	3875643	11/16/2010	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: inverters, battery chargers, portable battery chargers, portable battery chargers with jump start cables; battery jump starters; portable power supplies
	United States	LIFE DEMANDS DIEHARD	REGISTERED	ISSUED	77/982539	05/28/2009	4050077	11/01/2011	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Batteries, automotive batteries, vehicle battery jump starters, mobile power inverters, battery charging devices, battery chargers
	United States	DIEHARD EXPRESS	REGISTERED	ISSUED	78/274510	07/15/2003	2939673	04/12/2005	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	037	037: Automotive repair and maintenance services
	United States	DIEHARD GOLD	REGISTERED	ISSUED	78/298757	09/10/2003	2881737	09/07/2004	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: BATTERIES

Image	Country	MarkName	Status	Substatus	Application Number	Application Date	Registration Number	Registration Date	Client	Owner	Business Unit	Case Type	Filing Type	Classes	ClassesAndGoods
	United States	KENMORE	REGISTERED	ISSUED	78/314699	10/16/2003	2913066	12/21/2004	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|009	007: VACUUM CLEANERS AND STRUCTURAL PARTS THEREFOR;009: Electric irons; flat irons; steam irons
	United States	KENMORE	REGISTERED	ISSUED	78/314709	10/16/2003	2893535	10/12/2004	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	011	011: Repair and replacement parts for home appliances, namely, electric clothes dryers, gas clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heaters; water heating heat pumps; water softeners; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbeque grills; range hoods; oven range hoods; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; barbeque grill covers; trash compactors
	United States	KENMORE	REGISTERED	ISSUED	78/317721	10/23/2003	2941746	04/19/2005	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007	007: Repair and replacement parts for dishwashers and washing machines for clothes; electric clothes washing machines; electric sewing machines; dishwashing machines; garbage disposals; and coin operated washing machines (updated 4/17/15)
	United States	DIEHARD	REGISTERED	ISSUED	78/317729	10/23/2003	2895818	10/19/2004	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Batteries, namely, batteries for vehicles, motorcycles, tractors, wheel chairs,marine equipment, namely, boats; alkaline and electric batteries; and booster cables
	United States	DIEHARD DUTY	REGISTERED	ISSUED	78/494833	10/05/2004	3096741	05/23/2006	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	025	025: FOOTWEAR
	United States	MY FIRST KENMORE	REGISTERED	ISSUED	78/558874	02/03/2005	3160548	10/17/2006	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	028	028: Toy household appliances
	United States	KENMORE LIVE STUDIO	REGISTERED	ISSUED	85/255940	03/03/2011	4124231	04/10/2012	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	035|038|041	035: Entertainment services, namely, providing product demonstrations relating to home appliances, laundry appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils, floorcare products, sewing machines, air conditioners and purifiers, water heaters, and water softeners and filtration systems;038: streaming of audio, visual and audiovisual material on the Internet;041: entertainment services, namely, providing podcasts and video podcasts relating to home appliances, laundry appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils, floorcare products, sewing machines, air conditioners and purifiers, water heaters, and water softeners and filtration systems
	United States	KENMORE	REGISTERED	ISSUED	85/255981	03/03/2011	4268827	01/01/2013	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	038	038: streaming of audio, visual and audiovisual material on the Internet
	United States	KENMORE	REGISTERED	ISSUED	85/255996	03/03/2011	4268828	01/01/2013	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	035|041	035: Entertainment services, namely, providing product demonstrations relating to home appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils;041: entertainment services, namely, providing podcasts and video podcasts relating to home appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils
	United States	DIEHARD	REGISTERED	ISSUED	85/428966	09/23/2011	4219293	10/02/2012	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	011	011: Flashlights
	United States	DIEHARD	REGISTERED	ISSUED	85/432784	09/28/2011	4515044	04/15/2014	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	011	011: Light bulbs (updated 3/13/14)
	United States	KENMORE	REGISTERED	ISSUED	85/746809	10/05/2012	5054844	10/04/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Electronics and electronic products, namely, televisions (updated 10/13/16)
	United States	KENMORE CONNECT	REGISTERED	ISSUED	85/977403	06/11/2010	4277352	01/15/2013	SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	007|011|042	007: Component feature sold as an integral part of clothes washing machines, namely, onboard circuitry, namely, computer hardware and electronic transmitters which provide information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;011: Component feature sold as an integral part of clothes dryers, refrigerators, namely, onboard circuitry, namely, computer hardware and electronic transmitters which provide information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;042: Diagnostic services in the field of household appliances, namely, providing diagnostic information and information or recommendations regarding the operation, maintenance or repair of such appliances via telephone, Internet or other telecommunication means based on information and data received from customer-owned appliance units
	United States	KENMORE CONNECT (Stylized and Design)	REGISTERED	ISSUED	85/977750	10/01/2010	4449169	12/10/2013	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	007|011	007: Component feature of clothes washing machines, namely, onboard circuitry sold as an integral component of the finished products which provides information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;011: Component feature of clothes dryers and refrigerators, namely, onboard circuitry sold as an integral component of the finished products which provides information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners
	United States	KENMORE CONNECT and Design	REGISTERED	ISSUED	85/980474	10/02/2010	4549162	06/10/2014	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	042	042: Diagnostic services in the field of household appliances, namely, providing diagnostic information and information or recommendations regarding the operation, maintenance or repair of such appliances via telephone, Internet or other telecommunication means based on information and data received from customer-owned appliance units
	United States	KENMORE	FILED	ALLOWED	86/223536	03/17/2014			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	009	009: Thermostats and smart plugs
	United States	DIEHARD	REGISTERED	ISSUED	86/591015	04/08/2015	5096263	12/06/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Electrical and electronic connectors, cables, chargers, and adapters for use with computers, digital format audio players, digital audio recorders, digital video recorders and players, telephones, computer peripheral devices, and handheld mobile digital electronic devices capable of providing access to the Internet and for the sending, receiving, and storing of telephone calls, faxes, electronic mail, and other digital data; battery power packs; portable power chargers, cellphone cases (updated 12/12/16)
	United States	KENMORE TRUSTED PERFORMANCE	REGISTERED	ISSUED	86/755369	09/14/2015	4945777	04/26/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	035	035: Retail department store services and online retail department store services
	United States	KENMORE AC	FILED	ALLOWED	86/822759	11/17/2015			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	009	009: Downloadable software in the nature of a mobile application for enabling users to adjust the settings of their air conditioning units
	United States	DIEHARD	REGISTERED	ISSUED	86/822781	11/17/2015	5056166	10/04/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	012	012: Tires
	United States	DIEHARD	FILED	PUBLISHED	86/923358	02/29/2016			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	009	009: Wireless speakers; wireless headphones; power strip surge protectors; wireless charging pads for rechargeable equipment; mounts with power for mobile devices in the nature of cameras, tablets and smartphones; mounts without power for mobile devices in the nature of cameras, tablets and smartphones (updated 12/13/16)
	United States	KENMORE	FILED	PUBLISHED	86/965240	04/05/2016			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	009|035	009: Handheld electronic devices for receiving and transmitting information regarding potential purchases via a wireless network; computer software enabling receiving and transmitting information regarding potential purchases via a wireless network; Software application for receiving and transmitting information regarding potential purchases via a wireless network;035: Order fulfillment services
	United States	KENMORE	REGISTERED	ISSUED	86/976240	03/07/2014	4766063	06/30/2015	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	003	003: Laundry detergents (updated 5/6/15)
	United States	KENMORE ELITE	REGISTERED	ISSUED	87/050097	05/25/2016	5059686	10/11/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Televisions
	United States	KENMORE ELITE & DESIGN (HORIZONTAL)	REGISTERED	ISSUED	87/050106	05/25/2016	5059687	10/11/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Televisions
	United States	KENMORE (Stylized with Square and Waves Design)	REGISTERED	ISSUED	87/050114	05/25/2016	5054802	10/04/2016	SEARS BRANDS, LLC (02736)	KCD IP, LLC		REGULAR CASE TYPE	NATIONAL CASE	009	009: Televisions
	United States	DIEHARD GRANIT	FILED	ALLOWED	87/060767	06/06/2016			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	012	012: Tires
	United States	DIEHARD 360° VEHICLE ASSESSMENT	FILED	PENDING	87/180313	09/22/2016			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	037	037: Automotive repair and maintenance services, specifically, a 120 point vehicle inspection
	United States	DIEHARD	FILED	PENDING	87/289266	01/04/2017			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	011|012|032|037	011: Vehicle floor mats; headlights;012: Windshield wipers, Unmanned aerial vehicles (UAVs) a/k/a drones;032: Energy drinks;037: Auto service, repair and maintenance services
	United States	DIEHARD IRIDIUM	FILED	PENDING	87/307545	01/19/2017			SEARS BRANDS, LLC (02736)	KCD IP, LLC		INTENT TO USE APPLICATION	NATIONAL CASE	009	009: Batteries

Docket Number	Country	Status	Substatus	Application Number	Application Date	Publication Number	Publication Date	Patent Number	Grant Date	Owner	Business Unit	Title	Inventors
25879EP01	EPC	FILED	PUBLISHED	13849710.2	10/04/2013	2912383	09/02/2015			KCD IP, LLC	KCD	INTEGRATED COOKTOP ASSEMBLY	SAUBERT, MICHAEL
25879US01	United States	GRANTED	ISSUED	13/661762	10/26/2012	2014-0116416	05/01/2014	9206985	12/08/2015	KCD IP, LLC	KCD	INTEGRATED COOKTOP ASSEMBLY	SAUBERT, MICHAEL
25879US02	United States	FILED	PUBLISHED	14/948575	11/23/2015	2016-0084504	03/24/2016			KCD IP, LLC	KCD	INTEGRATED COOKTOP ASSEMBLY	SAUBERT, MICHAEL
25879WO01	PCT	FILED	ENTRY INTO NATIONAL PHASE	PCT/US2013/063395	10/04/2013	WO14/066013	05/01/2014			KCD IP, LLC	KCD	INTEGRATED COOKTOP ASSEMBLY	SAUBERT, MICHAEL
25880US01	United States	GRANTED	ISSUED	29/446428	02/22/2013			D693175	11/12/2013	KCD IP, LLC	KCD	COOKTOP	SAUBERT, MICHAEL
25880US02	United States	GRANTED	ISSUED	29/472441	11/12/2013			D748431	02/02/2016	KCD IP, LLC	KCD	COOKTOP	SAUBERT, MICHAEL

Schedule 3(b)

Schedule 3(b) Permitted Liens

1.	Liens or encumbrances imposed by applicable law or other involuntary liens.

2.	Liens or encumbrances imposed by the Escrow Agent pursuant to the terms of the Consent Escrow Agreement.

Schedule 3(c)

Schedule 3(c) Permitted Liens

1.	Liens or encumbrances imposed by applicable law or other involuntary liens.

2.	Liens or encumbrances for taxes, assessments and other government or statutory charges not yet due and payable or which are being contested in good faith by appropriate proceedings.

3.	Mechanics’, workmens’, repairmens’, warehousemens’, carriers’ or other like liens or encumbrances arising in the ordinary course of business of the Company and its Subsidiaries, the underlying obligations of which are not delinquent or are being contested in good faith by appropriate proceedings.

4.	(A) Easements, zoning restrictions, rights-of-way, servitudes, permits, licenses, surface leases, ground leases to utilities, subleases, municipal agreements, railway siding agreements and other rights, (B) conditions, covenants or other similar restrictions, (C) easements for streets, alleys, highways, telephone lines, gas pipelines, power lines, railways and other easements, rights-of-way of public record and other matters of record on, over or in respect of any real property, (D) encroachments and other matters that would be shown in an accurate survey or physical inspection of the real property and (E) liens or encumbrances in favor of the lessors under leases of real property, or encumbering the interests of the lessors of real property, in each case to the extent that none of such matters (x) are or would be violated in any material respect by the operation of such real property as currently conducted or (y) interfere with or restrict in any material respect the operation of such real property as currently conducted.

5.	Liens or encumbrances incurred in the ordinary course of business.

6.	Liens, encumbrances and exceptions, in each case not securing indebtedness for borrowed money, to the extent set forth in the title report provided to PBGC on or prior to the date on which the applicable Residual 2019 Contribution Lien is granted.